                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   December 23, 1998


                             GLOBAL CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                        0-15415                 87-0340206
----------------------------------------------------------------------------
   (State or other           (Commission File No.)           (IRS Employer
   jurisdiction of                                        Identification No.)
  incorporation or
   organization)


   5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado   80918
  ---------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900
      -------------------------------------------------------------------


        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2:   DISPOSITION OF ASSETS
          ---------------------

     (a) On December 23, 1998, Global Casinos, Inc. (the "Company") completed the disposition of two separate business operations.

          Effective December 23, 1998, the Company completed the disposition of its discontinued casino operations on the island of Aruba. The Company had previously announced that the Casino Masquerade located in the Radisson Aruba Carribean Hotel on the island of Aruba had been closed effective February 28, 1998 in order to undergo renovations. Due to protracted delays in completing the renovations and other adverse business circumstances, the Company was able to negotiate an early termination of the remaining term on its casino lease.

          Under the terms of the Settlement Agreement with Dutchco N.V., an Aruban limited liability company, and Aruba Carribean Hotel Limited Partnership, as landlord, the Company agreed to terminate the lease in consideration of a cash payment in the amount of $400,000 and the issuance to the Company of trade credits having an aggregate face value of $600,000.

          The trade credits can be used at the Aruba Carribean Hotel (the "Hotel") for a six year period beginning January 1, 2000 and ending December 31, 2005, usable at the rate of $100,000 per year. The Hotel credits can be used against room rates as well as food and beverage charges, subject to certain limitations.

          With the consummation of the foregoing Settlement Agreement, all residual interest in the Company in its discontinued operations in Aruba have ceased. Miscellaneous items of personal property and gaming equipment have been moved by the Company from Aruba to its Pelican Casino on the island of St. Maarten.

          The Company continues to own as a wholly owned subsidiary Global Entertainment Group, N.V., an Aruba Corporation ("Global Entertainment"), which operated the Aruba Casino, and the Company's consolidated balance sheet continues to include the liabilities of Global Entertainment notwithstanding the discontinued operation. The Company hopes to be able to dispose of its interest in Global Entertainment, although there can be no assurance that it will be successful in these efforts.

     (b) In an unrelated transaction, on December 23, 1998, the Company sold in a management buy-out 100% of the outstanding shares of Common Stock of its wholly owned subsidiary, Destination Marketing Services, Inc. ("DMSI"). The DMSI shares were purchased by William C. Martin, DMSI's President. In consideration of the shares of DMSI, the Company will receive payments totaling $20,900 over three years, and will be indemnified against certain liabilities, including payroll taxes. The effective date of the transaction was set at October 1, 1998 by agreement.

          DMSI is engaged in placing special travel arrangements for groups and other large parties. The Company acquired DMSI earlier during 1998. DMSI was never a significant subsidiary of the Company within the meaning of Regulation 210.11.01(b) under the Securities Exchange Act of 1934, as amended.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a)  Financial Statements
          --------------------
          Not applicable

     (b)  Pro Forma Financial Information
          -------------------------------
          Included herewith are the pro forma Balance Sheet and pro forma Statements of Operations of the Company giving effect to the discontinuation and disposition of the Masquerade Casino on the island of Aruba and the disposition of DMSI.

     (c)  Exhibits
          --------

  Item    Title
  ----    -----
  1.0     Settlement Agreement and Mutual Release of Claims

  2.0     Stock Purchase Agreement

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL CASINOS, INC.



Date:     January 8, 1999          By:  /s/ Stephen G. Calandrella
          ---------------               ----------------------------------
                                        Stephen G. Calandrella, President

                                 GLOBAL CASINOS, INC. and SUBSIDIARIES
                                 CONSOLIDATED PRO FORMA BALANCE SHEET
                                          SEPTEMBER 30, 1998
                                              (unaudited)



                                                            As           Assets              As
                                                         Reported         Sold            Adjusted
                                                       -------------  -------------     -------------

ASSETS
------
Current assets:
  Cash                                                 $   497,283    $   377,942    A $    875,225
  Restricted Cash                                          140,450                          140,450
  Accounts receivable:
     Trade, net of allowance for doubtful accounts
       of $22,384                                          467,303                          467,303
     Related parties                                         5,741                            5,741
  Inventory                                                254,325                          254,325
  Prepaid rent                                             192,800                          192,800
  Current portion of notes receivable                       60,623          8,875    B       69,498
  Marketable securities                                      6,255                            6,255
  Other                                                     92,172                           92,172
                                                       -------------  -------------    -------------
     Total current assets                                1,716,952        386,817         2,103,769
                                                       -------------  -------------    -------------

Land, buildings and equipment:
  Land                                                     526,550                          526,550
  Buildings                                              4,126,970                        4,126,970
  Equipment                                              1,986,893                        1,986,893
                                                       -------------  -------------    -------------
                                                         6,640,413              -         6,640,413
  Accumulated depreciation                              (1,456,422)                      (1,456,422)
                                                       -------------  -------------    -------------
                                                         5,183,991              -         5,183,991
                                                       -------------  -------------    -------------

Other assets:
  Leasehold rights and interests and contract
     rights, net of amortization of $1,199,095           2,593,479       (888,199)   A    1,705,280
  Goodwill, net of amortization of $140,292              2,024,212                        2,024,212
  Hotel credits                                                           477,769    A      477,769
  Notes receivable, net of current portion,
     including receivables in default                      274,698         12,025    B      286,723
  Other assets, net of amortization of $27,385              23,287                           23,287
                                                       -------------  -------------    -------------
                                                         4,915,676       (398,405)        4,517,271
                                                       -------------  -------------    -------------
                                                       $11,816,619    $   (11,588)     $ 11,805,031
                                                       =============  =============    =============


                                 GLOBAL CASINOS, INC. and SUBSIDIARIES
                                 CONSOLIDATED PRO FORMA BALANCE SHEET
                                          SEPTEMBER 30, 1998
                                              (unaudited)
                                              (continued)


                                                            As           Assets              As
                                                         Reported         Sold            Adjusted
                                                       -------------  -------------     -------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
  Accounts payable                                     $   641,308    $   (22,058)   A $    619,250
  Accrued expenses                                       1,515,816                        1,515,816
  Accrued interest, including $54,539 to
     related parties                                       342,611                          342,611
  Note payable                                             216,843                          216,843
  Current portion of long-term debt, including
     debt in default and $238,350 to
     related parties                                     2,318,298                        2,318,298
  Mandatory redeemable convertible Class A
   preferred stock, in default                              27,500                           27,500
  Other                                                     40,000                           40,000
                                                       -------------  -------------    -------------
     Total current liabilities                           5,102,376        (22,058)        5,080,318
                                                       -------------  -------------    -------------

Long-term debt, less current portion                     2,891,005                        2,891,005
Other                                                       12,056                           12,056
                                                       -------------  -------------    -------------
                                                         2,903,061              -         2,903,061
                                                       -------------  -------------    -------------

Commitments and contingencies

Stockholders' equity:
  Preferred stock - convertible, nonvoting;
     10,000,000 shares authorized
     Class A - $2 par value; 109,000 shares issued
       and outstanding                                     218,000                          218,000
     Class B - $.01 par value; 329,178 shares
       issued and outstanding                                3,176                            3,176
  Common stock - $.05 par value; 50,000,000 shares
     authorized; 1,506,741 shares issued and
     outstanding                                            75,226                           75,226
  Additional paid-in capital                            12,439,582                       12,439,582
  Accumulated deficit                                   (8,924,802)        10,470    A   (8,914,332)
                                                       -------------  -------------    -------------
                                                         3,811,182         10,470         3,821,652
                                                       -------------  -------------    -------------
                                                       $11,816,619    $   (11,588)     $ 11,805,031
                                                       =============  =============    =============

</Table

                                 GLOBAL CASINOS, INC. and SUBSIDIARIES
                                 CONSOLIDATED PRO FORMA BALANCE SHEET
                            FOR THE THREE MONHTHS ENDED SEPTEMBER 30, 1998
                                              (unaudited)



                                                               As         Operations         As
                                                            Reported         Sold         Adjusted
                                                         -------------- -------------- --------------

Revenues:
  Casino                                                 $  1,304,686                  $  1,304,686
  Bingo                                                       815,146                       815,146
  Food and beverage                                            27,450                        27,450
  Other                                                       117,356   $    107,748          9,608
                                                         -------------  -------------  -------------
                                                            2,264,638        107,748      2,156,890
                                                         -------------  -------------  -------------

Expenses:
  Cost of sales                                               436,928                       436,928
  Operating, general, and administrative                    1,836,056        317,463      1,518,593
  Depreciation and amortization                               180,646          1,673        178,973
  Gain on disposition of gaming facility                                     472,515       (472,515)
                                                         -------------  -------------  -------------
                                                            2,453,630        791,651      1,661,979
                                                         -------------  -------------  -------------

Loss from operations                                         (188,992)      (683,903)       494,911
Other income (expense):
  Interest income                                               7,449                         7,449
  Interest expense, including $12,445 to related
     parties at September 30, 1998                           (116,026)        (9,570)      (125,596)
                                                         -------------  -------------  -------------
                                                             (108,577)        (9,570)      (118,147)
                                                         -------------  -------------  -------------


Net loss                                                     (297,569)      (693,473)       376,764
Dividends on Class B preferred stock                          (65,215)                      (65,215)
                                                         -------------  -------------  -------------
Net loss available to common stockholders                $   (362,784)  $   (693,473)  $    311,549
                                                         =============  =============  =============
Earnings (loss) per share - basic and diluted            $      (0.24)                 $       0.21
                                                         =============                 =============

Weighted average shares outstanding                         1,504,461                     1,504,461
                                                         =============                 =============


                     GLOBAL CASINOS, INC. and SUBSIDIARIES
                  EXPLANATORY NOTES TO PRO FORMA ADJUSTMENTS
                              SEPTEMBER 30, 1998



A On December 23, 1998, the Company received $400,000 as partial settlement of the Amended and Restated Aruba Caribbean Resort and Casino Lease Agreement, dated April 22, 1998. The settlement, dated November 17, 1998, is comprised of a $400,000 cash payment and a total of $600,000 room, food, and beverage credits eligible for use commencing January 1, 2000 and ending December 31, 2005. The present value of cash and credits was $872,534. The effect on the net loss for the three months ended September 30, 1998 was $10,340, which reflects imputed interest income relating to the cash received of $5,235 netted against a $15,575 revision of the present value estimated at June 30, 1998.

B On December 23, the Company sold 100% of its stock in Destination Marketing Services in a management buy-out. In consideration of the sale, the Company received a $20,900 promissory note bearing interest at 10% with principal and interest payments of $800 per month commencing July 1, 1999.